SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.         Entry into a Material Definitive Agreement.

On September 17, 2018, the Securities and Exchange Commission (the “SEC”) agreed to settle administrative charges against Abtech Holdings, Inc. (the “Company”) and its Chief Executive Officer, Glenn Rink (“Rink”), and Chief Financial Officer, Lane Castleton (“Castleton”). The SEC alleged that Rink and Castleton caused the Company to file a third quarter 2014 Form 10-Q and a 2014 Form 10-K that contained misleading statements about the status of and contingencies affecting a material contract between the Company and Nassau County, New York. The SEC issued an Order Instituting Cease-and-Desist Proceedings pursuant to Section 8(a) of the Securities Act of 1933 (the “Securities Act”) and Section 21(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), Making Findings, and Imposing Remedial Sanctions and a Cease-and-Desist Order (the “Settlement Order”) on terms proposed by the Company to the SEC on August 20, 2018 in an Offer of Settlement.

Without admitting or denying the SEC’s findings, the Company consented to the entry of the Settlement Order requiring it to cease and desist from committing or causing any violations or any future violations of Section 17(a)(2) of the Securities Act, Section 13(a) of the Exchange Act and certain related rules thereunder, and agreed to pay $33,414.64 in disgorgement and pre-judgment interest as well as a civil penalty of $100,000. Payment to the SEC will be made by the Company in two installments: the first installment of $66,707.32 is payable within 14 days after the entry into the Settlement Order and the remaining $66,707.32 is payable within 360 days after the entry into the Settlement Order. Both Rink and Castleton, also without admitting or denying the findings, agreed to the entry of SEC orders requiring them to cease and desist from committing or causing any violations or any future violations of the same provisions, and to pay civil penalties of $60,000 and $35,000, respectively.

The foregoing description of the Settlement Order does not purport to be complete and is qualified in its entirety by reference to the Settlement Order, which is filed as Exhibit 99.1 hereto and incorporated herein by reference. Rink’s and Castleton’s orders are also filed as Exhibits hereto and are also incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Settlement Order of the SEC relating to the Company dated September 17, 2018.
99.2	Settlement Order of the SEC relating to Rink dated September 17, 2018.
99.3	Settlement Order of the SEC relating to Castleton dated September 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2018

ABTECH HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer